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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549


                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): October 15, 2003


                          ETHAN ALLEN INTERIORS INC.
                          --------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                   1-11692                  06-1275288
         --------                   -------                  ----------
      (State or other       (Commission File Number)      (I.R.S. Employer
      jurisdiction of                                    Identification No.)
      incorporation)



               Ethan Allen Drive
                  Danbury, CT                            06811
                  -----------                            -----
   (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:    (203) 743-8000


                                Not Applicable
              -------------------------------------------------
        (Former name or former address, if changed since last report)




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                      INFORMATION TO BE INCLUDED IN REPORT


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

Exhibit    Description
-------    -----------
 99.1      Press release dated October 15, 2003


Item 12. Disclosure of Results of Operations and Financial Condition.

      The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

      On October 15, 2003, Ethan Allen Interiors Inc. ("Ethan Allen" or the "Company") issued a press release setting forth its operating results for the first quarter ended September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

      Exhibit 99.1 includes a reference to certain unaudited, non-GAAP financial information related to the Company's operations for the first quarter ended September 30, 2003, namely the Company's earnings before interest, taxes, depreciation and amortization ("EBITDA"). A reconciliation of this financial measure to the most directly comparable GAAP financial measure is also provided in the attached Exhibit.

      Management considers EBITDA an important indicator of the operational strength and performance of its business, including the ability of the Company to pay interest, service debt and fund capital expenditures. Given the nature of the Company's operations, including the tangible assets necessary to carry out its production and distribution activities, depreciation and amortization represent Ethan Allen's largest non-cash charge. As these non-cash charges do not affect the Company's ability to service debt or make capital expenditures, it is important to consider EBITDA in addition to, but not as a substitute for, operating income, net income and other measures of financial performance reported in accordance with generally accepted accounting principles, including cash flow measures such as operating cash flow. Further, EBITDA is one measure used to determine compliance with the Company's existing credit facilities.


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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ETHAN ALLEN INTERIORS INC.

Date: October 15, 2003                   By:  /s/ M. Farooq Kathwari
                                            ------------------------------------
                                              M. Farooq Kathwari
                                              Chairman, President and
                                              Chief Executive Officer


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                                  EXHIBIT INDEX


Exhibit    Description
-------    -----------
 99.1      Press release dated October 15, 2003